UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2008

                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)

         North Carolina                 000-22787               56-2028446
(State or other jurisdiction of     (Commission File           (IRS Employer
         incorporation)                  Number)          Identification Number)

                6114 U.S. 301 South
             Four Oaks, North Carolina                              27524
    (Address of principal executive offices)                      (Zip Code)

                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amended and Restated Executive Employment Agreements
----------------------------------------------------

On December 11, 2008, Four Oaks Bank & Trust Company (the "Bank"), a wholly-owned subsidiary of Four Oaks Fincorp, Inc. (the "Company"), entered into Amended and Restated Executive Employment Agreements (the "Agreements") with each of Ayden R. Lee, Jr., the Chief Executive Officer and President of the Company and the Bank, Clifton L. Painter, the Senior Executive Vice President, Chief Operating Officer of the Company and the Bank, Nancy S. Wise, the Executive Vice President, Chief Financial Officer of the Company and the Bank,
W. Leon Hiatt, III, the Executive Vice President, Chief Administrative Officer of the Company and the Bank, and Jeff D. Pope, the Executive Vice President, Branch Administrator of the Company and the Bank (collectively, the "Senior Executive Officers").

     The Agreements amend and restate the prior Executive Employment Agreements between the Bank and each of the Senior Executive Officers and also incorporate the substantive provisions of the prior Severance Compensation Agreement that the Bank had with each of the Senior Executive Officers. The prior Severance Compensation Agreements are terminated. The Agreements contain certain technical amendments required by Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. Each Agreement specifies that any cash severance payment due under the Agreement shall be paid in a lump sum and specifies that any continuation of health insurance benefits following a termination after a Change in Control (as defined in the Agreement) shall be by reimbursement to the Senior Executive Officer of the additional costs he or she incurs for obtaining continuation or comparable coverage. In addition, each Agreement provides that the Bank can terminate the Senior Executive Officer without Cause (as defined in the Agreement) prior to a Change in Control and, if it does so, the Senior Executive Officer is entitled to severance in an amount equal to the greater of six months or the then remaining term of the Agreement and also provides that, following a Change in Control, the Senior Executive Officer can terminate employment for Good Reason (as defined in the Agreement) and receive severance benefits.

     Copies of the Agreements are filed as Exhibits 10.1 - 10.5, respectively, to this report and are incorporated herein by reference.

Amended and Restated SERP
-------------------------

     On December 12, 2008, the Bank entered into an amended and restated Four Oaks Bank & Trust Company Supplemental Executive Retirement Plan (the "SERP") with Mr. Lee to reflect technical changes necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended. The changes clarify the timing of payments and the definitions of certain payment triggers.

     A copy of the SERP is filed as Exhibit 10.6 to this report and is incorporated herein by reference.

CPP Letter Agreements
---------------------

     In connection with the Company's proposed participation in the Troubled Asset Relief Program Capital Purchase Program (the "CPP"), each of the Senior Executive Officers entered into letter agreements ("CPP Letter Agreements") with the Bank acknowledging that the Company's participation in the CPP will subject them to certain compensation limitations included in the Emergency Economic Stabilization Act of 2008 ("EESA") and may require modification of the Bank's compensation, bonus, incentive, and other benefit plans, arrangements, and agreements. Mr. Pope's CPP Letter Agreement was entered into on December 10, 2008, and the CPP Letter Agreements with the other Senior Executive Officers were entered into on December 11, 2008. The CPP Letter Agreements are contingent on the Company's participation in the CPP and shall remain in effect during the period in which the United States Department of Treasury holds any securities of the Company acquired through the CPP.

     The form of the CPP Letter Agreement is filed as Exhibit 10.7 to this report and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit No.     Description of Exhibit

    10.1 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and Ayden R. Lee, Jr.
    10.2 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and Clifton L. Painter
    10.3 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and Nancy S. Wise
    10.4 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and W. Leon Hiatt, III
    10.5 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and Jeff D. Pope
    10.6 Four Oaks Bank & Trust Company Supplemental Executive Retirement Plan, as amended and restated as of December 12, 2008
    10.7 Form of Capital Purchase Program Letter Agreement with Senior Executive Officers

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    FOUR OAKS FINCORP, INC.

                                                    By: /s/ Ayden R. Lee, Jr.
                                                        ------------------------
                                                        Ayden R. Lee, Jr.
                                                        Chairman, President, and
                                                        Chief Executive Officer

Date: December 16, 2008

                                  EXHIBIT INDEX


    Exhibit No.     Description of Exhibit

    10.1 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and Ayden R. Lee, Jr.
    10.2 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and Clifton L. Painter
    10.3 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and Nancy S. Wise
    10.4 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and W. Leon Hiatt, III
    10.5 Amended and Restated Executive Employment Agreement, dated December 11, 2008, by and between Four Oaks Bank & Trust Company and Jeff D. Pope
    10.6 Four Oaks Bank & Trust Company Supplemental Executive Retirement Plan, as amended and restated as of December 12, 2008
    10.7 Form of Capital Purchase Program Letter Agreement with Senior Executive Officers